UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 2005

                            AIR METHODS CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-16079                84-0915893
(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                7301 SOUTH PEORIA                                   80112
               ENGLEWOOD, COLORADO
    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (303) 792-7400


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See disclosure contained in Item 2.03 below, which is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On December 15, 2005, Air Methods Corporation entered into Amendment No. 1 to Amended and Restated Revolving Credit, Term Loan and Security Agreement (the "Loan Amendment") among the registrant and its wholly owned subsidiaries, Rocky Mountain Holdings, L.L.C., Mercy Air Service, Inc., LifeNet, Inc., the lenders parties thereto and PNC Bank, National Association, as agent for the lenders, that amends the Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of May 9, 2005 (the "Amended Credit Agreement").

The Loan Amendment, among other things, extends the maturity date of the existing credit agreement, consolidates the existing term loans and increases the maximum principal sum of the aggregate term loan from $20,000,000 to $25,000,000, amends the leverage ratio financial covenant applicable to the borrowers, increases the applicable interest rate for the term loans, reduces the quarterly term loan principal payment amount and amends certain provisions regarding advances under the revolving line of credit. The maturity date of the Amended Credit Agreement is December 14, 2010, unless sooner terminated as provided in the Amended Credit Agreement.

A copy of Amendment No. 1 to Amended and Restated Revolving Credit, Term Loan and Security Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM  9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

EXHIBIT NO.              DESCRIPTION
-----------              -----------
    10.1 Amendment No. 1 to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of December 15, 2005, among Air Methods Corporation, Rocky Mountain Holdings, L.L.C., Mercy Air Service, Inc., LifeNet, Inc., the lenders parties thereto and PNC Bank, National Association, as agent for the lenders.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 19, 2005

                                           AIR METHODS CORPORATION


                                           By: /s/ Trent J. Carman
                                               ------------------------------
                                           Name: Trent J. Carman
                                           Title: Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.               DESCRIPTION
-----------               -----------
    10.1 Amendment No. 1 to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of December 15, 2005, among Air Methods Corporation, Rocky Mountain Holdings, L.L.C., Mercy Air Service, Inc., LifeNet, Inc., the lenders parties thereto, PNC Bank, National Association, as agent for the lenders.